                                                                   EXHIBIT 10.69

                               SIXTH AMENDMENT TO
                           RECEIVABLES SALE AGREEMENT

      THIS SIXTH AMENDMENT TO RECEIVABLES SALE AGREEMENT, dated as of September 30, 2004 (this "Amendment"), is entered into by and among ALLIED RECEIVABLES FUNDING INCORPORATED, as buyer (the "Buyer") and ALLIED WASTE NORTH AMERICA, INC. and the undersigned originators (the "Originators"). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below and amended hereby).

      WHEREAS, The parties hereto have entered into that certain Receivables Sale Agreement, dated as of March 7, 2003 (as amended, restated, supplemented or otherwise modified to the date hereof, the "Agreement");

      WHEREAS, the parties hereto desire to amend the Agreement in certain respects as hereinafter set forth;

      NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

      SECTION 1. Amendments.

      The Agreement is hereby amended as follows:

            (a) The definition of "Receivable" is hereby amended by replacing such definition in its entirety with the following:

            "Receivable: All indebtedness and other obligations owed to Borrower or any Originator (at the time it arises, and before giving effect to any transfer or conveyance under the Receivables Sale Agreement) or in which Borrower or an Originator has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by an Originator and all other obligations of each Obligor in respect thereto, and further includes, without limitation, the obligation to pay any Finance Charges and sales or use taxes with respect thereto; provided, however, that "Receivables" shall only include such indebtedness and other obligations that, on the date such indebtedness or other obligation arises, are maintained on either an Originator's (or the Servicer's) (i) "Commercial Management System", excluding the Excluded CMS Districts or (ii) "InfoPro System", excluding the Excluded InfoPro System Divisions and InfoPro System obligations with a class code of RESI. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or Borrower treats such indebtedness, rights or obligations as a separate payment obligation."

            (b) The following definitions are added in the appropriate alphabetical order to Exhibit I to the Agreement:

                  (I) "Excluded CMS Districts: The Commercial Management System Districts set forth on Schedule I to this Agreement, as such schedule may be modified from time to time in writing by the Borrower, each Originator, each Lender Group Agent and the Agent."

                  (II) "Excluded InfoPro System Divisions: The InfoPro System Divisions set forth on Schedule II to this Agreement, as such schedule may be modified from time to time in writing by the Borrower, each Originator, each Lender Group Agent and the Agent."

            (c) Section 1.4(b) is hereby amended and restated in its entirety as follows:

                  "(b) any of the representations and warranties set forth in
            Section 2.1(i), Section 2.1(j), Section 2.1(r), Section 2.1(s),
            Section 2.1(t) and Section 2.1(u) are not true when made or deemed made with respect to any Receivable, other than the failure of such representation and warranty to be true from and after September 30, 2004 to and including October 30, 2004 arising from the failure of an Originator to file or cause to be filed on or prior to October 30, 2004 proper UCC termination statements necessary to release all security interests and other rights of any Person in the Receivables, Contracts and Related Security related to the UCC Financing Statements listed on Schedule D to this Agreement,"

            (d)   Schedule B hereto is hereby added to the Agreement as Schedule
                  B.

            (e)   Schedule C hereto is hereby added to the Agreement as Schedule
                  C.

            (f)   Schedule D hereto is hereby added to the Agreement as Schedule
                  D.

            (g) The table set forth in Exhibit II hereto hereby replaces the existing Exhibit II to the Agreement.

            (h) The table set forth in Exhibit III hereto hereby replaces the existing Exhibit III to the Agreement.

      SECTION 2. Reference to and Effect on the Agreement and the Related Documents.

      Upon the effectiveness of this Amendment, (i) each of the Originators hereby reaffirms all representations and warranties made by it in Article II of the Agreement (as amended hereby) and agrees that all such representations and warranties shall be deemed to have been restated as of the effective date of this Amendment, (ii) each of the Originators and the Buyer hereby represents and warrants that no Termination Event shall have occurred and be continuing and
(iii) each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby..

      SECTION 3. Sales of Divisions and Repurchase of Receivables.

      Each of the Originators and the Buyers hereby request that the Agent waive the application of Section 7.7 of the Agreement to the removal of Receivables from Districts 365 and 1456. The Agent hereby consents to such waiver.

      SECTION 4. Effectiveness and Effect.

      This Amendment shall become effective as of the date the Seventh Amendment to the Credit Security Agreement, dated as of the date hereof, becomes effective by its terms (the "Amendment Effective Date"), upon execution by each of the parties hereto and receipt of all executed counterparts of the signature pages by such parties. Except as otherwise amended by this Amendment, the Agreement shall continue in full force and effect and is hereby ratified and confirmed.

      SECTION 5. Governing Law.

      This Amendment will be governed by and construed in accordance with the laws of the State of New York.

      SECTION 6. Severability.

      Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

      SECTION 7. Counterparts.

      This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

                  [remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      ALLIED WASTE NORTH AMERICA, INC.

                                      By:_______________________________________
                                      Name: Gregory J. Reddy
                                      Title: Assistant Treasurer

                                      ALLIED RECEIVABLES FUNDING INCORPORATED

                                      ALLIED SERVICES, LLC

                                      By: ALLIED WASTE NORTH AMERICA, INC., its
                                          Sole Member

                                      BFI WASTE SERVICES, LLC

                                      By: ALLIED WASTE NORTH AMERICA, INC., its
                                          Sole Member

                                      BFI WASTE SERVICES OF PENNSYLVANIA, LLC

                                      By: ALLIED WASTE NORTH AMERICA, INC., its
                                          Sole Member

                                      BFI WASTE SERVICES OF MASSACHUSETTS, LLC

                                      By: ALLIED WASTE NORTH AMERICA, INC., its
                                          Sole Member

                                      GREENRIDGE WASTE SERVICES, LLC

                                      By: ALLIED WASTE NORTH AMERICA, INC., its
                                          Sole Member

                       [additional signatures to follow]

  [Signature Page to Sixth Amendment to Receivables Sale Agreement for Allied]

                                          ALLIED WASTE SYSTEMS, INC.

                                          BFI WASTE SYSTEMS OF NORTH AMERICA,
                                              INC.

                                          ALLIED WASTE TRANSPORTATION, INC.

                                          BROWNING-FERRIS INDUSTRIES OF
                                              TENNESSEE, INC.

                                          DELTA DADE RECYCLING CORP.

                                          BROWNING-FERRIS INDUSTRIES OF FLORIDA,
                                              INC.

                                          BROWNING-FERRIS INDUSTRIES OF OHIO,
                                              INC.

                                          PSI WASTE SYSTEMS, INC.

                                          BFI WASTE SERVICES OF TEXAS, LP

                                          By: ALLIED WASTE LANDFILL HOLDINGS,
                                              INC., its General Partner

                                          BFI WASTE SERVICES OF INDIANA, LP

                                          By: ALLIED WASTE LANDFILL HOLDINGS,
                                              INC., its General Partner

                                          BRENHAM TOTAL ROLL-OFFS, LP

                                          By: ALLIED WASTE LANDFILL HOLDINGS,
                                              INC., its General Partner

                       [additional signatures to follow]

  [Signature Page to Sixth Amendment to Receivables Sale Agreement for Allied]

                                          ALBANY-LEBANON SANITATION, INC.

                                          AMERICAN DISPOSAL SERVICES OF
                                          ILLINOIS, INC.

                                          AMERICAN DISPOSAL SERVICES OF
                                          MISSOURI, INC.

                                          AMERICAN DISPOSAL SERVICES OF WEST
                                          VIRGINIA, INC.

                                          BFI WASTE SYSTEMS OF NEW JERSEY, INC.

                                          CAPITOL RECYCLING AND DISPOSAL, INC.

                                          CITY-STAR SERVICES, INC.

                                          CLARKSTON DISPOSAL, INC.

                                          CORVALLIS DISPOSAL CO.

                                          COUNTY DISPOSAL (OHIO), INC.

                                          COUNTY LANDFILL, INC.

                                          D & L DISPOSAL L.L.C.

                                          DALLAS DISPOSAL CO.

                                          DELTA CONTAINER CORPORATION

                       [additional signatures to follow]

  [Signature Page to Sixth Amendment to Receivables Sale Agreement for Allied]

                                          DEMPSEY WASTE SYSTEMS II, INC.

                                          DINVERNO, INC.

                                          GRANTS PASS SANITATION, INC.

                                          HARLAND'S SANITARY LANDFILL, INC.

                                          ILLIANA DISPOSAL PARTNERSHIP

                                          ISLAND WASTE SERVICES LTD.

                                          KELLER DROP BOX, INC.

                                          KEY WASTE INDIANA PARTNERSHIP

                                          LATHROP SUNRISE SANITATION CORPORATION

                                          MCINNIS WASTE SYSTEMS, INC.

                                          PACKERTON LAND COMPANY, L.L.C.

                                          RABANCO, LTD.

                                          REGIONAL DISPOSAL COMPANY

                                          By: RABANCO, LTD.,
                                              its General Partner

                                          ROSSMAN SANITARY SERVICE, INC.

                       [additional signatures to follow]

  [Signature Page to Sixth Amendment to Receivables Sale Agreement for Allied]

                                         SUBURBAN CARTING CORP.

                                         SUNRISE SANITATION SERVICE, INC.

                                         SUNSET DISPOSAL SERVICE, INC.

                                         SUNSET DISPOSAL, INC.

                                         THOMAS DISPOSAL SERVICE, INC.

                                         UNITED DISPOSAL SERVICE, INC.

                                         By: __________________________________
                                         Name: Gregory J. Reddy
                                         Title: Assistant Secretary

                                         Address: as listed on Exhibit II hereto

                       [additional signatures to follow]

  [Signature Page to Sixth Amendment to Receivables Sale Agreement for Allied]

Acknowledged and consented to:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Agent

By ____________________________
Name:
Title:

                               [end of signatures]

[Signature Page to Sixth Amendment to Receivables Sale Agreement for Allied]

                                   Exhibit II

[insert list of Originators, Jurisdictions of Organization, Principal Places of Business; Chief Executive Offices; Location(s) of Records; Federal Employer Identification Numbers; Other Names]

                                   Exhibit III

           Names of Collection Banks; Lock-Boxes & Collection Accounts

                                            CMS      InfoPro                                         Lockbox    Other     Account
Originator                                District   Division   POBox     Site      State  Zip Code  Account   Account  Description
BFI Waste Systems of North America, Inc.     121                 78038  Phoenix       AZ     85062   28216049
BFI Waste Systems of North America, Inc.     122                830110  Baltimore     MD     21283   28216049
BFI Waste Systems of North America, Inc.     131                 78917  Phoenix       AZ     85062   28216049
BFI Waste Systems of North America, Inc.     145                 78031  Phoenix       AZ     85062   28216049
BFI Waste Systems of North America, Inc.     146                 78031  Phoenix       AZ     85062   28216049
BFI Waste Systems of North America, Inc.     153                 78017  Phoenix       AZ     85062   28216049
BFI Waste Systems of North America, Inc.     156                 78024  Phoenix       AZ     85062   28216049
BFI Waste Systems of North America, Inc.     158                 79064  Phoenix       AZ     85062   28216049
BFI Waste Services, LLC                      160               9001227  Louisville    KY     40290   28216049
BFI Waste Services of Massachusetts, LLC     175                830102  Baltimore     MD     21283   28216049
BFI Waste Systems of North America, Inc.     200               9001219  Louisville    KY     40290   28216049
Allied Waste Systems, Inc                    215                 78440  Phoenix       AZ     85062   28216049
BFI Waste Systems of North America, Inc.     245                 78429  Phoenix       AZ     85062   28216049
Browning-Ferris Industries of Ohio, Inc.     250               9001256  Louisville    KY     40290   28216049
BFI Waste Services of Texas, LP              271                 78701  Phoenix       AZ     85062   28216049
BFI Waste Services of Texas, LP              272                 78760  Phoenix       AZ     85062   28216049
BFI Waste Services of Texas, LP              275                 78720  Phoenix       AZ     85062   28216049
BFI Waste Services of Texas, LP              276                 78717  Phoenix       AZ     85062   28216049
BFI Waste Services, LLC                      278               9001215  Louisville    KY     40290   28216049
BFI Waste Services, LLC                      279               9001216  Louisville    KY     40290   28216049
BFI Waste Services, LLC                      280               9001217  Louisville    KY     40290   28216049
BFI Waste Services, LLC                      282                 78753  Phoenix       AZ     85062   28216049
BFI Waste Services, LLC                      283                 78750  Phoenix       AZ     85062   28216049
BFI Waste Services of Texas, LP              288                 78703  Phoenix       AZ     85062   28216049
BFI Waste Services, LLC                      300               9001625  Louisville    KY     40290   28216049
BFI Waste Services, LLC                      309               9001624  Louisville    KY     40290   28216049

BFI Waste Systems of North America, Inc.     316                 78030  Phoenix       AZ     85062   28216049
BFI Waste Systems of North America, Inc.     322                830103  Baltimore     MD     21283   28216049
BFI Waste Systems of North America, Inc.     323                 78527  Phoenix       AZ     85062   28216049
BFI Waste Services, LLC                      325               9001202  Louisville    KY     40290   28216049
BFI Waste Services, LLC                      326               9001224  Louisville    KY     40290   28216049
BFI Waste Systems of North America, Inc.     335                 78370  Phoenix       AZ     85062   28216049
BFI Waste Systems of North America, Inc.     341                830119  Baltimore     MD     21283   28216049
BFI Waste Services, LLC                      343                830129  Baltimore     MD     21283   28216049
BFI Waste Services, LLC                      344                830130  Baltimore     MD     21283   28216049
BFI Waste Services, LLC                      345                830131  Baltimore     MD     21283   28216049
BFI Waste Services, LLC                      347               9001265  Louisville    KY     40290   28216049
BFI Waste Services, LLC                      358                830135  Baltimore     MD     21283   28216049
Browning-Ferris Industries of Ohio, Inc.     360                830125  Baltimore     MD     21283   28216049
BFI Waste Services, LLC                      362               9001228  Louisville    KY     40290   28216049
BFI Waste Services, LLC                      364               9001229  Louisville    KY     40290   28216049
Allied Waste Transportation, Inc.            368                 78029  Phoenix       AZ     85062   28216049
BFI Waste Services, LLC                      378               9001487  Louisville    KY     40290   28216049
BFI Waste Services of Texas, LP              395                 78708  Phoenix       AZ     85062   28216049
BFI Waste Services of Texas, LP              397                 78718  Phoenix       AZ     85062   28216049
BFI Waste Services of Texas, LP              398                 78719  Phoenix       AZ     85062   28216049
BFI Waste Services of Texas, LP              416                 78722  Phoenix       AZ     85062   28216049
BFI Waste Services of Massachusetts, LLC     420                830106  Baltimore     MD     21283   28216049
BFI Waste Services, LLC                      421                830137  Baltimore     MD     21283   28216049
BFI Waste Services, LLC                      425               9001626  Louisville    KY     40290   28216049
BFI Waste Services, LLC                      426               9001628  Louisville    KY     40290   28216049
BFI Waste Systems of North America, Inc.     429               9001220  Louisville    KY     40290   28216049
BFI Waste Services, LLC                      430               9001206  Louisville    KY     40290   28216049
Browning-Ferris Industries of Ohio, Inc.     433               9001259  Louisville    KY     40290   28216049
BFI Waste Systems of North America, Inc.     437                 78938  Phoenix       AZ     85062   28216049
BFI Waste Services of Pennsylvania, LLC      441                830124  Baltimore     MD     21283   28216049
BFI Waste Services of Massachusetts, LLC     448                830107  Baltimore     MD     21283   28216049
BFI Waste Systems of North America, Inc.     449                830127  Baltimore     MD     21283   28216049
BFI Waste Services, LLC                      450                830039  Baltimore     MD     21283   28216049
BFI Waste Services, LLC                      457               9001489  Louisville    KY     40290   28216049

BFI Waste Services, LLC                      459               9001003  Louisville    KY     40290   28216049
BFI Waste Services of Massachusetts, LLC     485                830104  Baltimore     MD     21283   28216049
BFI Waste Services, LLC                      487               9001630  Louisville    KY     40290   28216049
BFI Waste Systems of North America, Inc.     500               9001221  Louisville    KY     40290   28216049
BFI Waste Services, LLC                      543                830138  Baltimore     MD     21283   28216049
BFI Waste Services, LLC                      552                830140  Baltimore     MD     21283   28216049
BFI Waste Services of Pennsylvania, LLC      613                830121  Baltimore     MD     21283   28216049
BFI Waste Services of Pennsylvania, LLC      626                830122  Baltimore     MD     21283   28216049
BFI Waste Services of Massachusetts, LLC     642                830109  Baltimore     MD     21283   28216049
BFI Waste Services, LLC                      670               9001225  Louisville    KY     40290   28216049
BFI Waste Systems of North America, Inc.     681               9001222  Louisville    KY     40290   28216049
BFI Waste Systems of North America, Inc.     709               9001223  Louisville    KY     40290   28216049
BFI Waste Services of Texas, LP              715                 78756  Phoenix       AZ     85062   28216049
BFI Waste Services of Massachusetts, LLC     717                830113  Baltimore     MD     21283   28216049
BFI Waste Services, LLC                      723                830141  Baltimore     MD     21283   28216049
BFI Waste Services, LLC                      732               9001218  Louisville    KY     40290   28216049
BFI Waste Services of Texas, LP              741                 78723  Phoenix       AZ     85062   28216049
BFI Waste Services, LLC                      813                830142  Baltimore     MD     21283   28216049
BFI Waste Systems of North America, Inc.     824               9001632  Louisville    KY     40290   28216049
BFI Waste Services of Pennsylvania, LLC      847                830123  Baltimore     MD     21283   28216049
BFI Waste Services, LLC                      852                830132  Baltimore     MD     21283   28216049
BFI Waste Systems of North America, Inc.     856                 78241  Phoenix       AZ     85062   28216049
BFI Waste Services, LLC                      864               9001267  Louisville    KY     40290   28216049
BFI Waste Services of Indiana, LP            868               9001245  Louisville    KY     40290   28216049
BFI Waste Systems of North America, Inc.     896                 78940   Phoenix      AZ     85062   28216049
BFI Waste Services of Massachusetts, LLC     955                830038  Baltimore     MD     21283   28216049
BFI Waste Services, LLC                      994               9001392  Louisville    KY     40290   28216049
BFI Waste Services, LLC                     1230                830133  Baltimore     MD     21283   28216049
BFI Waste Systems of North America, Inc.    1244                 78460  Phoenix       AZ     85062   28216049
BFI Waste Services, LLC                     1258               9001226  Louisville    KY     40290   28216049
BFI Waste Services of Pennsylvania, LLC     1259                830108  Baltimore     MD     21283   28216049
BFI Waste Systems of North America, Inc.    1277               9001233L ouisville     KY     40290   28216049
BFI Waste Services of Pennsylvania, LLC     1435                830111  Baltimore     MD     21283   28216049
BFI Waste Services, LLC                     1465                830114  Baltimore     MD     21283   28216049

BFI Waste Services of Texas, LP              1597                78841  Phoenix       AZ     85062    28216049
BFI Waste Services, LLC                      1723               830134  Baltimore     MD     21283    28216049
BFI Waste Services, LLC                      1738              9001490  Louisville    KY     40290    28216049
BFI Waste Systems of North America, Inc.     1757                78729  Phoenix       AZ     85062    28216049
Allied Services, LLC                         1763              9001660  Louisville    KY     40290    28216049
BFI Waste Systems of North America, Inc.     1766                79019  Phoenix       AZ     85062    28216049
BFI Waste Systems of North America, Inc.     1769                79021  Phoenix       AZ     85062    28216049
BFI Waste Services, LLC                      1778              9001232  Louisville    KY     40290    28216049
BFI Waste Systems of North America, Inc.     1780                78124  Phoenix       AZ     85062    28216049
Browning-Ferris Industries of Ohio, Inc.     1781               830228  Baltimore     MD     21283    28216049
Greenridge Waste Services, LLC               1782               830147  Baltimore     MD     21283    28216049
BFI Waste Services, LLC                      1783              9001662  Louisville    KY     40290    28216049
BFI Waste Services, LLC                      1784              9001663  Louisville    KY     40290    28216049
BFI Waste Systems of North America, Inc.     1785               830145  Baltimore     MD     21283    28216049
BFI Waste Services of Massachusetts, LLC     1787               830146  Baltimore     MD     21283    28216049
BFI Waste Systems of North America, Inc.     1789                79065  Phoenix       AZ     85062    28216049
Brenham Total Roll-Offs, LP                  1791                79037  Phoenix       AZ     85062    28216049
BFI Waste Services, LLC                      1792              9001665  Louisville    KY     40290    28216049
Allied Services, LLC                         1794              9001666  Louisville    KY     40290    28216049
BFI Waste Services, LLC                      1795              9001667  Louisville    KY     40290    28216049
BFI Waste Systems of North America, Inc.     1796                79054  Phoenix       AZ     85062    28216049
BFI Waste Systems of North America, Inc.     1797              9001668  Louisville    KY     40290    28216049
Allied Waste Transportation, Inc.            1798                79070  Phoenix       AZ     85062    28216049
BFI Waste Services, LLC                      9241              9001484  Louisville    KY     40290    28216049
BFI Waste Services, LLC                      9455              9001617  Louisville    KY     40290    28216049
BFI Waste Systems of North America, Inc.            261        9001099  Louisville    KY     40290   648859544
Browning-Ferris Industries Of Ohio, Inc.            009        9001099  Louisville    KY     40290   648859544
Allied Services, LLC                                015        9001154  Louisville    KY     40290   648859544
Allied Services, LLC                                035        9001099  Louisville    KY     40290   648859544
Allied Waste Systems, Inc. (DE)                     046        9001099  Louisville    KY     40290   648859544
Allied Waste Systems, Inc. (DE)                     060          78829  Phoenix       AZ     85062   648859544
Allied Waste Systems, Inc. (DE)                     069          78829  Phoenix       AZ     85062   648859544
Allied Waste Systems, Inc. (DE)                     070          78829  Phoenix       AZ     85062   648859544
Allied Waste Systems, Inc. (DE)                     071          78829  Phoenix       AZ     85062   648859544

Allied Waste Systems, Inc. (DE)                     079          78829  Phoenix       AZ     85062   648859544
Allied Waste Systems, Inc. (DE)                     091        9001099  Louisville    KY     40290   648859544
BFI Waste Services Of Massachusetts, LLC            098        9001099  Louisville    KY     40290   648859544
Rabanco, Ltd.                                       172          78829  Phoenix       AZ     85062   648859544
Rabanco, Ltd.                                       183          78829  Phoenix       AZ     85062   648859544
Rabanco, Ltd.                                       197          78829  Phoenix       AZ     85062   648859544
Rabanco, Ltd.                                       198          78829  Phoenix       AZ     85062   648859544
Sunrise Sanitation Service, Inc.                    205          78829  Phoenix       AZ     85062   648859544
Sunset Disposal Service,  Inc.                      206          78829  Phoenix       AZ     85062   648859544
Lathrop Sunrise Sanitation Corporation              207          78829  Phoenix       AZ     85062   648859544
Delta Container Corporation                         208          78829  Phoenix       AZ     85062   648859544
Browning-Ferris Industries Of Ohio, Inc.            223        9001099  Louisville    KY     40290   648859544
Browning-Ferris Industries Of Ohio, Inc.            226        9001099  Louisville    KY     40290   648859544
Allied Waste Transportation, Inc.                   233          78829  Phoenix       AZ     85062   648859544
Clarkston Disposal, Inc.                            237        9001099  Louisville    KY     40290   648859544
Harland's Sanitary Landfill, Inc.                   239        9001099  Louisville    KY     40290   648859544
Allied Waste Systems, Inc. (DE)                     240        9001099  Louisville    KY     40290   648859544
Allied Waste Systems, Inc. (DE)                     241        9001099  Louisville    KY     40290   648859544
Dinverno, Inc.                                      247        9001099  Louisville    KY     40290   648859544
City-Star Services, Inc.                            249        9001099  Louisville    KY     40290   648859544
BFI Waste Systems of North America, Inc.            253        9001099  Louisville    KY     40290   648859544
BFI Waste Systems of North America, Inc.            259        9001099  Louisville    KY     40290   648859544
Dempsey Waste Systems II, Inc.                      260        9001099  Louisville    KY     40290   648859544
Allied Waste Systems, Inc. (DE)                     270        9001099  Louisville    KY     40290   648859544
BFI Waste Systems of New Jersey, Inc.               273        9001099  Louisville    KY     40290   648859544
Allied Waste Systems, Inc. (DE)                     274        9001099  Louisville    KY     40290   648859544
Island Waste Services Ltd.                          289        9001099  Louisville    KY     40290   648859544
Suburban Carting Corp.                              293        9001099  Louisville    KY     40290   648859544
D & L Disposal, L.L.C.                              300        9001099  Louisville    KY     40290   648859544
Packerton Land Company, L.L.C.                      309        9001154  Louisville    KY     40290   648859544
Allied Waste Transportation, Inc.                   330        9001099  Louisville    KY     40290   648859544
Allied Services, LLC                                340        9001099  Louisville    KY     40290   648859544
Allied Services, LLC                                346        9001099  Louisville    KY     40290   648859544
Allied Waste Transportation, Inc.                   350        9001099  Louisville    KY     40290   648859544


D & L Disposal, L.L.C.                              351        9001099  Louisville    KY     40290   648859544
Allied Waste Transportation, Inc.                   352        9001154  Louisville    KY     40290   648859544
Allied Waste Transportation, Inc.                   355        9001154  Louisville    KY     40290   648859544
American Disposal Services of Illinois,
 Inc.                                               366        9001154  Louisville    KY     40290   648859544
American Disposal Services of Illinois,
 Inc.                                               368        9001154  Louisville    KY     40290   648859544
Allied Waste Systems, Inc. (DE)                     375          78829  Phoenix       AZ     85062   648859544
Sunset Disposal, Inc.                               376        9001099  Louisville    KY     40290   648859544
County Landfill, Inc.                               381        9001099  Louisville    KY     40290   648859544
American Disposal Service of West
 Virginia, Inc.                                     384        9001099  Louisville    KY     40290   648859544
County Disposal (Ohio), Inc.                        388        9001099  Louisville    KY     40290   648859544
Allied Services, LLC                                393        9001099  Louisville    KY     40290   648859544
Allied Services, LLC                                394        9001099  Louisville    KY     40290   648859544
American Disposal Services of Missouri,
 Inc.                                               397        9001099  Louisville    KY     40290   648859544
Allied Services, LLC                                400        9001154  Louisville    KY     40290   648859544
Allied Services, LLC                                401        9001099  Louisville    KY     40290   648859544
Allied Services, LLC                                435        9001099  Louisville    KY     40290   648859544
Albany-Lebanon Sanitation, Inc.                     450          78829  Phoenix       AZ     85062   648859544
Capitol Recycling & Disposal, Inc.                  451          78829  Phoenix       AZ     85062   648859544
Corvallis Disposal & Co.                            452          78829  Phoenix       AZ     85062   648859544
Dallas Disposal Co.                                 453          78829  Phoenix       AZ     85062   648859544
Grants Pass Sanitation, Inc.                        454          78829  Phoenix       AZ     85062   648859544
Keller Drop Box, Inc.                               455          78829  Phoenix       AZ     85062   648859544
United Disposal Services, Inc.                      456          78829  Phoenix       AZ     85062   648859544
Allied Waste Transportation, Inc.                   466          78829  Phoenix       AZ     85062   648859544
Allied Waste Transportation, Inc.                   467          78829  Phoenix       AZ     85062   648859544
Allied Services, LLC                                468        9001099  Louisville    KY     40290   648859544
Rossman Sanitary Service, Inc.                      469          78829  Phoenix       AZ     85062   648859544
Mcinnis Waste Systems, Inc.                         472          78829  Phoenix       AZ     85062   648859544
BFI Waste Systems of North America, Inc.            480        9001154  Louisville    KY     40290   648859544
Rabanco, Ltd.                                       482          78829  Phoenix       AZ     85062   648859544
Regional Disposal Company                           487          78829  Phoenix       AZ     85062   648859544
Thomas Disposal Services, Inc.                      497        9001099  Louisville    KY     40290   648859544
Allied Services, LLC                                501        9001099  Louisville    KY     40290   648859544
Allied Waste Systems, Inc. (DE)                     509          78829  Phoenix       AZ     85062   648859544

PSI Waste Systems, Inc.                             516          78829  Phoenix       AZ     85062   648859544
Allied Waste Systems, Inc. (DE)                     523          78829  Phoenix       AZ     85062   648859544
Allied Waste Transportation, Inc.                   527          78829  Phoenix       AZ     85062   648859544
Allied Waste Systems, Inc. (DE)                     529          78829  Phoenix       AZ     85062   648859544
Allied Waste Systems, Inc. (DE)                     538          78829  Phoenix       AZ     85062   648859544
BFI Waste Systems of North America, Inc.            551        9001154  Louisville    KY     40290   648859544
Allied Waste Transportation, Inc.                   710        9001154  Louisville    KY     40290   648859544
Illiana Disposal Partnership                        715        9001099  Louisville    KY     40290   648859544
Illiana Disposal Partnership                        716        9001099  Louisville    KY     40290   648859544
Key Waste Indiana Partnership                       717        9001154  Louisville    KY     40290   648859544
Allied Waste Transportation, Inc.                   719        9001154  Louisville    KY     40290   648859544
Allied Waste Transportation, Inc.                   721        9001154  Louisville    KY     40290   648859544
Allied Waste Transportation, Inc.                   726        9001099  Louisville    KY     40290   648859544
Allied Waste Transportation, Inc.                   729        9001154  Louisville    KY     40290   648859544
Allied Services, LLC                                730        9001099  Louisville    KY     40290   648859544
Allied Services, LLC                                732        9001099  Louisville    KY     40290   648859544
Allied Services, LLC                                737        9001099  Louisville    KY     40290   648859544
Allied Services, LLC                                742        9001099  Louisville    KY     40290   648859544
Allied Services, LLC                                743        9001099  Louisville    KY     40290   648859544
Allied Services, LLC                                744        9001099  Louisville    KY     40290   648859544
Allied Services, LLC                                746        9001099  Louisville    KY     40290   648859544
Allied Services, LLC                                747        9001099  Louisville    KY     40290   648859544
Allied Waste Transportation, Inc.                   753          78829  Phoenix       AZ     85062   648859544
Allied Waste Transportation, Inc.                   756          78829  Phoenix       AZ     85062   648859544
Allied Waste Transportation, Inc.                   766        9001154  Louisville    KY     40290   648859544
Allied Waste Transportation, Inc.                   770        9001154  Louisville    KY     40290   648859544
BFI Waste Services, LLC                             780        9001099  Louisville    KY     40290   648859544
BFI Waste Services, LLC                             781        9001099  Louisville    KY     40290   648859544
Allied Services, LLC                                782        9001099  Louisville    KY     40290   648859544
Allied Waste Transportation, Inc.                   785          78829  Phoenix       AZ     85062   648859544
BFI Waste Services, LLC                             897        9001154  Louisville    KY     40290   648859544
BFI Waste Services of Indiana, LP                   924        9001099  Louisville    KY     40290   648859544
BFI Waste Systems of North America, Inc.            928        9001154  Louisville    KY     40290   648859544
BFI Waste Systems of North America, Inc.            933        9001154  Louisville    KY     40290   648859544

BFI Waste Services, LLC                             996   9001099  Louisville    KY     40290   648859544
Allied Receivables Funding Incorporated                                                                    639254986 Concentration
                                                                                                                     Account
Allied Receivables Funding Incorporated                                                                    640087243 Incoming ACH
Allied Receivables Funding Incorporated                                                                      1676942 Incoming ACH

                                   Schedule B

                 Excluded Commercial Management System Districts

Commercial Management System Districts 293, 338, 365, 383, 342, 418, 436, 551, 711, 777, 1180, 1251, 1454, 1456, 1457, 1486, 1625, 1626, 1639, 1726, 1767,
1768, 1770, 1771, 1773, 1777, 1779, 1788 and 1793

                                   Schedule C

                        Excluded InfoPro System Divisions

      InfoPro System Divisions 279, 284, 285, 476, 354, 175, 176 and 261

                                   Schedule D

         Debtor                   File #    File Date  Jurisdiction of Filing       Secured Party
-------------------------  ---------------  ---------  ----------------------  -------------------------
  Allied Waste Systems,        3163349       6/26/03          Delaware            Citicorp USA, Inc.
          Inc.
-------------------------  ---------------  ---------  ----------------------  -------------------------
      Allied Waste             7449062       8/21/03          Illinois         Wireless Capital Partners
  Transportation, Inc.                                                                    LLC
-------------------------  ---------------  ---------  ----------------------  -------------------------

   BFI Waste Services,       200000055292    5/31/00       North Carolina         Recycling Equipment
         L.L.C.                                                                       Corporation
-------------------------  ---------------  ---------  ----------------------  -------------------------

      Rabanco, Ltd.        2003-129-9301-8   12/12/03        Washington            FleetPride, Inc.
-------------------------  ---------------  ---------  ----------------------  -------------------------

Regional Disposal Company    92-087-0044     3/27/97         Washington            Snohomish County
-------------------------  ---------------  ---------  ----------------------  -------------------------